UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 11, 2017

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During the first quarter 2017, Verizon Communications Inc. (“Verizon”) reorganized the customer groups within its Wireline segment. Previously, the customer groups in the Wireline segment consisted of Mass Markets (which included Consumer Retail and Small Business subgroups), Global Enterprise and Global Wholesale. Pursuant to the reorganization, there are now four customer groups within the Wireline segment:

●	Consumer Markets, which includes the customers previously included in Consumer Retail;
●	Enterprise Solutions, which includes the large business customers, including multinational corporations, and federal government customers previously included in Global Enterprise;
●	Partner Solutions, which includes the customers previously included in Global Wholesale; and
●	Business Markets, a new customer group, which includes U.S.-based small business customers previously included in Mass Markets and U.S.-based medium business customers, state and local government customers and educational institutions previously included in Global Enterprise.

As a convenience to investors, we are providing unaudited historical financial information that recasts the operating revenue results for these reorganized customer groups within the Wireline segment for each of the eight quarters ended December 31, 2016. Total Wireline segment operating revenues remain unchanged from previously reported results.

As a reminder, the operating results for all periods presented herein exclude the results of Verizon’s local exchange business and related landline activities in California, Florida and Texas, which were sold to Frontier on April 1, 2016.

This information is provided in Exhibit 99 and also posted to the Verizon Investor website at www.verizon.com/about/investors.

The information provided pursuant to this item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99	Updated unaudited historical financial information for the Wireline segment for each of the eight quarters ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: April 11, 2017	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Updated unaudited historical financial information for the Wireline segment for each of the eight quarters ended December 31, 2016.